Investment Portfolioas of August 31, 2025 (Unaudited)
DWS CROCI® Equity Dividend Fund
	Shares	Value ($)

Common Stocks 99.8%
Communication Services 2.6%
Media 2.6%
Interpublic Group of Companies, Inc. (a)	796,148	21,368,612
Consumer Discretionary 2.5%
Specialty Retail 2.5%
Best Buy Co., Inc.	279,461	20,579,508
Consumer Staples 26.8%
Beverages 9.6%
Brown-Forman Corp. "B"	702,323	21,027,551
Constellation Brands, Inc. "A"	118,995	19,270,050
Molson Coors Beverage Co. "B"	397,628	20,076,238
PepsiCo, Inc.	119,698	17,793,108
		78,166,947
Consumer Staples Distribution & Retail 2.2%
Target Corp.	189,435	18,181,971
Food Products 12.2%
Conagra Brands, Inc.	1,017,334	19,461,599
General Mills, Inc.	387,792	19,129,779
Kraft Heinz Co. (a)	717,690	20,073,789
The Campbell's Co. (a)	640,865	20,462,820
The J.M. Smucker Co.	187,362	20,705,375
		99,833,362
Tobacco 2.8%
Altria Group, Inc.	335,584	22,554,601
Energy 12.3%
Energy Equipment & Services 5.0%
Halliburton Co.	902,547	20,514,893
Schlumberger NV	552,514	20,354,616
		40,869,509
Oil, Gas & Consumable Fuels 7.3%
Coterra Energy, Inc.	787,475	19,245,889
Devon Energy Corp.	601,095	21,699,529
ONEOK, Inc.	243,665	18,611,133
		59,556,551
Financials 12.8%
Banks 10.2%
Huntington Bancshares, Inc.	1,153,179	20,538,118
PNC Financial Services Group, Inc.	98,352	20,402,139
Regions Financial Corp. (a)	798,264	21,864,451
U.S. Bancorp.	420,682	20,541,902
		83,346,610

Capital Markets 2.6%
State Street Corp.	182,101	20,936,152
Health Care 16.9%
Biotechnology 4.8%
Amgen, Inc.	66,526	19,140,195
Gilead Sciences, Inc.	177,983	20,106,740
		39,246,935
Health Care Equipment & Supplies 2.0%
Medtronic PLC	175,715	16,308,109
Pharmaceuticals 10.1%
Bristol-Myers Squibb Co.	420,275	19,828,574
Johnson & Johnson	125,668	22,264,600
Merck & Co., Inc.	239,068	20,110,400
Pfizer, Inc.	787,792	19,505,730
		81,709,304
Industrials 12.5%
Aerospace & Defense 2.3%
Lockheed Martin Corp.	41,551	18,931,882
Air Freight & Logistics 2.5%
C.H. Robinson Worldwide, Inc.	160,469	20,652,360
Machinery 5.3%
Cummins, Inc.	57,107	22,753,713
PACCAR, Inc.	204,105	20,406,418
		43,160,131
Professional Services 2.4%
ManpowerGroup, Inc.	457,514	19,398,594
Information Technology 9.4%
IT Services 4.1%
Accenture PLC "A"	56,413	14,665,687
Amdocs Ltd.	219,668	18,796,991
		33,462,678
Semiconductors & Semiconductor Equipment 2.5%
QUALCOMM, Inc.	126,147	20,275,607
Technology Hardware, Storage & Peripherals 2.8%
HP, Inc.	789,385	22,529,048
Materials 4.0%
Chemicals 1.8%
PPG Industries, Inc.	135,854	15,111,040
Containers & Packaging 2.2%
Amcor PLC	2,046,939	17,665,084
Total Common Stocks (Cost $807,675,403)		813,844,595

Securities Lending Collateral 2.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.25% (b) (c) (Cost $18,404,875)	18,404,875	18,404,875

Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 4.38% (b) (Cost $1,981,711)	1,981,711	1,981,711

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $828,061,989)	102.3	834,231,181
Other Assets and Liabilities, Net	(2.3)	(18,864,251)
Net Assets	100.0	815,366,930
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended August 31, 2025 are as follows:
Value ($) at 11/30/2024	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 8/31/2025	Value ($) at 8/31/2025
Securities Lending Collateral 2.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.25% (b) (c)
—	18,404,875 (d)	—	—	—	650	—	18,404,875	18,404,875
Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 4.38% (b)
2,089,848	70,931,575	71,039,712	—	—	156,344	—	1,981,711	1,981,711
2,089,848	89,336,450	71,039,712	—	—	156,994	—	20,386,586	20,386,586

(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at August 31, 2025 amounted to $60,585,874, which is 7.0% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)
Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $42,955,646.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended August 31, 2025.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of August 31, 2025 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$813,844,595	$—	$—	$813,844,595
Short-Term Investments (a)	20,386,586	—	—	20,386,586
Total	$834,231,181	$—	$—	$834,231,181

(a)	See Investment Portfolio for additional detailed categorizations.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
DCEDF-PH3